Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT dated as of December 20, 2012 (this “Amendment”), to the REVOLVING CREDIT AGREEMENT dated as of September 14, 2012 (the “Credit Agreement”), among MARATHON PETROLEUM CORPORATION, a Delaware corporation, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, the Existing Lenders (as defined below) have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower has requested that the Credit Agreement be amended to (a) increase the aggregate amount of the Commitments by $500,000,000 to an aggregate total amount of $2,500,000,000 (the “Commitment Increase”), such additional Commitments to be provided by Persons that were lenders under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Lenders”) and whose names appear on Schedule A hereto and certain other financial institutions whose names appear on Schedule B hereto (the “New Lenders” and, together with the Existing Lenders, the “Lenders”; the New Lenders, together with the Existing Lenders whose names appear on Schedule A hereto, the “Increasing Lenders”), and (b) effect certain other amendments to the Credit Agreement as set forth herein;

WHEREAS, the Existing Lenders whose signatures appear below, collectively constituting the Required Lenders, each New Lender and the Administrative Agent are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc., RBS Securities Inc. and UBS Securities LLC (collectively, the “Arrangers”) have been appointed to act as joint lead arrangers and joint bookrunners for this Amendment and the Commitment Increase hereunder.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement. Effective as of the Amendments Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Amendment to Section 1.01. The definition of the term “Issuing Bank” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Issuing Bank” means each of JPMorgan Chase Bank, N.A., Citibank, N.A., Bank of America, N.A., Morgan Stanley Bank, N.A., The Royal Bank of Scotland plc, UBS AG, Stamford Branch, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and any other Lender that agrees with the Borrower and the Administrative Agent to act as an Issuing Bank, in each case, in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

(b) Amendment to Section 2.05(b). The second to last sentence of Section 2.05(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“A Letter of Credit shall be issued, amended, renewed or extended by the applicable Issuing Bank only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the Total Revolving Credit Exposure shall not exceed the Aggregate Commitments and (ii) the portion of the Total LC Exposure attributable to Letters of Credit issued by such Issuing Bank will not exceed $300,000,000 (or such other amount as may have been agreed in writing by the Borrower and such Issuing Bank, including pursuant to an issuing bank agreement entered into prior to, on or following December 20, 2012).”

(c) Amendment to Section 6.01(a). Section 6.01(a) of the Credit Agreement is hereby amended by replacing “$1,000,000,000” with “$1,350,000,000”.

(d) Amendment to Section 6.02(a)(iv). Section 6.02(a)(iv) of the Credit Agreement is hereby amended by replacing “$1,000,000,000” with “$1,350,000,000”

SECTION 3. Commitment Increase. Each Existing Lender whose name appears on Schedule A hereto agrees that on the Amendments Effective Date the Commitment of such Existing Lender shall increase by an amount (the “Increased Commitment Amount”) set forth opposite its name on Schedule A hereto. Each New Lender whose name appears on Schedule B hereto acknowledges and agrees that, on and as of the Amendments Effective Date, such New Lender shall be a “Lender” under and as defined in the Credit Agreement as amended hereby and shall have a Commitment in an amount (the “New Lender Commitment Amount”) set forth opposite its name on Schedule B hereto. Each party hereto acknowledges and agrees that, on the Amendments Effective Date, the Applicable Percentages of the Lenders (and their participations in

Letters of Credit and Swingline Loans) shall automatically be redetermined after giving effect to the Commitment Increase, and each Increasing Lender further acknowledges and agrees that, on the Amendments Effective Date and without any further action on the part of the applicable Issuing Bank, each Issuing Bank shall have granted to such Increasing Lender, and such Increasing Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit issued by such Issuing Bank and outstanding on the Amendments Effective Date equal to such Increasing Lender’s Applicable Percentage (as automatically redetermined on the Amendments Effective Date after giving effect to the Commitment Increase) of the aggregate amount available to be drawn under such Letter of Credit. In the event any Revolving Loans shall be outstanding on the Amendments Effective Date, the provisions of the second and third sentences of Section 2.21(b) shall apply, mutatis mutandis. It is acknowledged that the Commitment Increase effected pursuant to this Amendment shall not reduce the amount by which the Borrower may further increase the Commitments in accordance with the terms and conditions of Section 2.21 of the Credit Agreement.

SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that:

(a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on the date hereof, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

(c) On the date hereof, no Default has occurred and is continuing.

SECTION 5. Effectiveness. (a) This Amendment shall become effective on the first date (the “Execution Date”) on which the Administrative Agent shall have executed a counterpart of this Amendment and the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower, each Increasing Lender and the Existing Lenders constituting the Required Lenders under the Credit Agreement.

(b) The provisions of Sections 2 and 3 of this Amendment shall become effective on the first date (the “Amendments Effective Date”) on which:

(i) the Borrower shall have consummated its acquisition of the Texas City Refinery owned by BP Products North America Inc. (“BP”) and the other transactions contemplated by the Purchase and Sale Agreement made and entered into as of October 7, 2012, by and among BP, BP Pipelines (North America) Inc. and Marathon Petroleum Company LP (the “Purchase Agreement”), all materially in accordance with applicable law and the Purchase Agreement, as such Purchase Agreement may be amended or modified so long as such amendments or modifications, individually or in the aggregate, are not adverse in any material respect to the Lenders;

(ii) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendments Effective Date) of Jones Day, counsel for the Borrower, reasonably satisfactory to the Administrative Agent, and covering such matters relating to the Borrower or this Amendment as the Administrative Agent shall reasonably request (and the Borrower hereby requests such counsel to deliver such opinion);

(iii) the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower, dated as of the Amendments Effective Date, certifying (i) the resolutions of the board of directors (or authorized committee thereof) of the Borrower authorizing the execution of this Amendment, (ii) the charter, bylaws or other applicable organizational documents of the Borrower and (iii) the names and true signatures of the officers executing this Amendment on behalf of the Borrower on the Amendments Effective Date;

(iv) the Administrative Agent shall have received a certificate of good standing with respect to the Borrower from appropriate public officials in the jurisdiction of organization of the Borrower;

(v) the Administrative Agent shall have received a certificate, dated the Amendments Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming the Borrower’s compliance with the conditions set forth in sub-clauses (viii) and (ix) of this Section 5(b), in form and substance reasonably satisfactory to the Administrative Agent;

(vi) on or before the Amendments Effective Date, the Increasing Lenders, the Administrative Agent and the Arrangers shall have received all fees required to be paid, and all reasonable out-of-pocket expenses required to be paid for which reasonably detailed invoices have been presented to the Borrower on or before the date that is one Business Day prior to the Amendments Effective Date;

(vii) the Lenders shall have received all documentation and other information that may be required by such Lenders in order to enable compliance with applicable “know your customer” and anti-money laundering rules and regulations, including information required by the Act and information described in Section 9.15 of the Credit Agreement, to the extent requested by the Lenders in writing to the Borrower reasonably in advance of the Amendments Effective Date;

(viii) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the Amendments Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on the Amendments Effective Date, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(ix) on the Amendments Effective Date, no Default shall have occurred and be continuing; and

(x) in the event any Subsidiary shall have become a Guarantor on or following the date hereof, the Administrative Agent (or its counsel) shall have received a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent, duly executed by such Subsidiary, pursuant to which such Subsidiary shall consent to the amendments and the Commitment Increase effected by this Amendment and acknowledge that the Subsidiary Guarantee of such Subsidiary remains in full force and effect in accordance with its terms and constitutes a guarantee of the Borrower’s obligations under the Credit Agreement as modified by this Amendment;

provided that the Amendments Effective Date occurs on or prior to April 1, 2013. The Administrative Agent shall notify the Borrower, the Increasing Lenders, the other Lenders and the Issuing Banks of the Amendments Effective Date, and such notice shall be conclusive and binding. For the avoidance of doubt, if the Amendments Effective Date has not occurred on or prior to April 1, 2013, the provisions of Sections 2 and 3 of this Amendment shall not become effective and the fees set forth in Section 6(a)(ii) of this Amendment shall not be required to be paid.

SECTION 6. Fees. (a) The Borrower agrees to pay the Administrative Agent, for the account of each Increasing Lender, an upfront fee equal to 0.25% of the Increased Commitment Amount or the New Lender Commitment Amount, as applicable, of such Increasing Lender, which shall be payable as follows: (i) 50% of such upfront fees will be fully earned and payable on, and subject to the occurrence of, the Execution Date and (ii) the remaining 50% of such upfront fees will be fully earned and payable on, and subject to the occurrence of, the Amendments Effective Date.

(b) The Borrower agrees to pay the Administrative Agent, for the account of each Increasing Lender, a ticking fee equal to 0.20% per annum on the Increased Commitment Amount or the New Lender Commitment Amount, as applicable, of such Increasing Lender, calculated on the basis of actual days elapsed in a 360-day year, commencing to accrue from and after the date that is 90 days after the Execution Date and ending on the earlier to occur of (i) the Amendments Effective Date and (ii) the last day on which the Amendments Effective Date may, pursuant to the terms and conditions of this Amendment, occur, and payable on such earlier date.

(c) All fees payable pursuant to this Section 6 shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution to the Increasing Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

SECTION 7. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Arrangers and their respective Affiliates, the Swingline Lender, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Execution Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

MARATHON PETROLEUM CORPORATION, a Delaware corporation,

by:	/s/ Timothy T. Griffith
Name: Timothy T. Griffith Title: Vice President of Finance and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by:	/s/ Robert Traband
Name: Robert Traband Title: Managing Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: CITIBANK, N.A.

by:	/s/ Andrew Sidford
Name: Andrew Sidford Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

BANK OF AMERICA, N.A.

by:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig Title: Managing Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: MORGAN STANLEY SENIOR FUNDING, INC.

by:	/s/ Kelly Chin
Name: Kelly Chin Title: Vice President

Name of Institution: MORGAN STANLEY BANK, N.A.

by:	/s/ Michael King
Name: Michael King Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

THE ROYAL BANK OF SCOTLAND PLC,

by:	/s/ Matthew Main
Name: Matthew Main Title: Authorised Signatory

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: UBS AG, STAMFORD BRANCH

by:	/s/ Lana Gifas
Name: Lana Gifas Title: Director

Name of Institution:

by:	/s/ Joselin Fernandes
Name: Joselin Fernandes Title: Associate Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by:	/s/ Maria Ferradas
Name: Maria Ferradas Title: Vice president

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Barclays Bank PLC

by:	/s/ Diane Rolfe

Name: Diane Rolfe Title: Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: BNP Paribas

by:	/s/ David Reynolds

Name: David Reynolds Title: Vice President

by:	/s/ Claudia Zarate

Name: Claudia Zarate Title: Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

DEUTSCHE BANK AG NEW YORK BRANCH

by:	/s/ Ming K. Chu

Ming K. Chu Vice President

by:	/s/ Virginia Cosenza

Virginia Cosenza Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: DNB Bank ASA

by:	/s/ Sanjiv Nayar

Name: Sanjiv Nayar Title: Senior Vice President

Name of Institution:

by:	/s/ Kjell Tore Egge

Name: Kjell Tore Egge Title: Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: Fifth Third Bank

by:	/s/ Matthew Lewis

Name: Matthew Lewis Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: Goldman Sachs Bank USA

by:	/s/ Mark Walton

Name: Mark Walton Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

PNC Bank, National Association

by:	/s/ Thomas E. Redmond

Name: Thomas E. Redmond Title: Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: THE BANK OF NOVA SCOTIA

by:	/s/ John Prazell

Name: John Prazell Title: Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

U.S. Bank National Association:

by:	/s/ John Prigge

Name: John Prigge Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: Wells Fargo Bank, N.A.

by:	/s/ Jeff Cobb
Name: Jeff Cobb
Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: Lloyds TSB Bank plc

by:	/s/ Stephen Giacolone

Name: Stephen Giacolone
Title: Assistant Vice President – G011

Name of Institution:

by:	/s/ Julia R. Franklin

Name: Julia R. Franklin
Title: Vice President – F014

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

COMERICA BANK,

by:	/s/ Brandon Welling

Brandon Welling Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: The Northern Trust Company

by:	/s/ Jeffrey P. Sullivan

Name: Jeffrey P. Sullivan Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Banco Bilbao Vizcaya Argentaria S.A., New York Branch:

by:	/s/ Mathias Rosenthal
Name: Mathias Rosenthal
Title: Associate

by:	/s/ Michael Oka
Name: Michael Oka
Title: Executive Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: Riyad Bank, Houston Agency

by:	/s/ William B. Shepard
Name: William B. Shepard
Title: General Manager

Name of Institution: Riyad Bank, Houston Agency

by:	/s/ Paul N. Travis
Name: Paul N. Travis
Title: VP & Head of Corporate Finance

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

THE REVOLVING CREDIT AGREEMENT OF

MARATHON PETROLEUM CORPORATION

Name of Institution: The Bank of New York Mellon

by:	/s/ Hussam S. Alsahlani

Name: Hussam S. Alsahlani
Title: Vice President

SCHEDULE A TO

FIRST AMENDMENT

Existing Lender	Increased Commitment Amount
JPMorgan Chase Bank, N.A.	$40,000,000.00
Citibank, N.A.	$40,000,000.00
Bank of America, N.A.	$40,000,000.00
The Royal Bank of Scotland plc	$40,000,000.00
UBS AG, Stamford Branch	$40,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$20,000,000.00
Barclays Bank PLC	$20,000,000.00
BNP Paribas	$20,000,000.00
Deutsche Bank AG New York Branch	$20,000,000.00
DNB Bank ASA, Grand Cayman Branch	$20,000,000.00
Fifth Third Bank	$20,000,000.00
Goldman Sachs Bank USA	$20,000,000.00
PNC Bank, National Association	$20,000,000.00
The Bank of Nova Scotia	$20,000,000.00
U.S. Bank, National Association	$20,000,000.00
Wells Fargo Bank, N.A.	$20,000,000.00
Lloyds TSB Bank plc	$15,000,000.00
Comerica Bank	$5,000,000.00
The Northern Trust Company	$5,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	$5,000,000.00
Riyad Bank, Houston Agency	$5,000,000.00
The Bank of New York Mellon	$5,000,000.00

Total	$460,000,000.00

SCHEDULE B TO

FIRST AMENDMENT

New Lender	New Lender Commitment Amount
Morgan Stanley Senior Funding, Inc.	$40,000,000.00

Total	$40,000,000.00